UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 17, 2003

CATHAY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California		90012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:        (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release dated April 15, 2003, reporting financial results for the quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

On April 15, 2003, Cathay Bancorp, Inc. issued a press release reporting its financial results for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8126.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2003

Cathay Bancorp, Inc.

	By:	/s/ DUNSON K. CHENG
Dunson K. Cheng
Chairman and President